                                                                    EXHIBIT 10.2
                                                                       EXHIBIT F




                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of this 25th day of November, 2002 (this "AGREEMENT"), among R.H. DONNELLEY CORPORATION, a Delaware corporation (the "COMPANY"), GS Capital Partners 2000, L.P., a Delaware limited partnership, GS Capital Partners 2000 Offshore, L.P., a Cayman Islands exempted limited partnership, GS Capital Partners 2000 Employee Fund 2000, L.P., a Delaware limited partnership, GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, a German limited partnership, and Goldman Sachs Direct Investment Fund 2000, L.P. a Delaware limited partnership (each, a "PURCHASER").

                                    RECITALS:

         A. Pursuant to the Preferred Stock and Warrant Purchase Agreement, dated September 21, 2002 (the "STOCK PURCHASE AGREEMENT"), by and between the Company and the Purchasers, and the Letter Agreement, dated November 25, 2002 (the "Letter Agreement"), by and between the Company, R.H. Donnelley Inc. and the Purchasers, the Purchasers have agreed to purchase, in the aggregate, $200,000,000 of the Company's Convertible Cumulative Preferred Stock, par value $1 per share (the "Convertible Cumulative Preferred Stock") and the Company's Series B-1 Convertible Cumulative Preferred Stock, par value $1 per share (the "Series B-1 Convertible Cumulative Preferred Stock").

         B. To induce the Purchasers to purchase the Preferred Stock (as defined below), the Company has agreed to provide the registration rights set forth in this Agreement.

         C. The execution and delivery of this Agreement is a condition to the obligation of the Purchasers to purchase the Preferred Stock pursuant to the Stock Purchase Agreement and the Letter Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

               "AFFILIATE" shall have the meaning set forth in the Stock Purchase Agreement.

               "CERTIFICATE OF DESIGNATIONS" shall mean the Certificate of Designations governing the Series B-1 Convertible Cumulative Preferred Stock; PROVIDED, HOWEVER, that if the Series B-1 Convertible Cumulative Preferred Stock is exchanged for the Convertible Cumulative Preferred Stock, in accordance with Section 9(j) of the Certificate of Designations governing the Series B-1 Convertible Cumulative Preferred Stock, or if any shares of Convertible Cumulative Preferred Stock are otherwise issued and outstanding and no shares of Series B-1 Convertible Cumulative Preferred Stock are outstanding, then "Certificate of Designations" shall mean the Certificate of Designations governing the Convertible Cumulative Preferred Stock.

               "COMMON STOCK" shall mean the common stock, par value $1 per share, of the Company, including any associated Right, as defined in and issued pursuant to the Rights Agreement, dated as of October 27, 1998, as amended, by and between the Corporation and The Bank of New York (as successor to First Chicago Trust Company of New York), as Rights Agent, and any and all securities of any kind whatsoever of the Company which are received in exchange for Common Stock or into which the Common Stock is converted.

               "DESIGNATED TRANSFEREE" shall have the meaning set forth in the Certificate of Designations.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934.



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                  "HOLDERS" shall mean the Purchasers, Affiliates of the
         Purchasers and any Designated Transferees who are holders of record of shares of Registrable Shares, and any combination of them, and the term "HOLDER" shall mean any such Person.

                  "INDEMNIFIED PARTIES" shall have the meaning set forth in
        SECTION 8(a).

                  "ISSUE DATE" shall have the meaning set forth in the Certificate of Designations.

                  "LETTER AGREEMENT" shall have the meaning set forth in the preamble.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "NYSE" shall mean The New York Stock Exchange.

                  "OTHER HOLDERS" shall mean Persons who are holders of record of equity securities of the Company who subsequent to the date hereof acquire more than 5% of the outstanding shares of Common Stock pursuant to a transaction with the Company and to whom the Company has granted registration rights pursuant to a written agreement.

                  "PERSON" shall mean any individual, corporation, association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder), joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "PREFERRED STOCK" shall mean the Convertible Cumulative Preferred Stock, the Series B-1 Convertible Cumulative Preferred Stock, and any equity securities issued or issuable in exchange for or with respect to the Convertible Cumulative Preferred Stock or the Series B-1 Convertible Cumulative Preferred Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

                  "REGISTRABLE SHARES" shall mean (i) any Common Stock (A) which may be issued or issuable upon conversion, exchange or redemption of the Preferred Stock, (B) which may be issued or issuable upon exercise of the Warrants or (C) issued or distributed in respect of the Common Stock referred to in clauses (A) or (B) above by way of stock dividend or stock split or other distribution, recapitalization, reclassification, merger consolidation or otherwise and (ii) any Preferred Stock. As to any particular Registrable Share, such Registrable Share shall cease to be a Registrable Share when (x) it shall have been sold, transferred or otherwise disposed of or exchanged pursuant to a registration statement under the Securities Act or to a Person other than a Designated Transferee pursuant to an exemption from registration under the Securities Act or (y) it shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

                  "REGISTRATION EXPENSES" shall have the meaning set forth in
        SECTION 7(b).

                  "REQUESTING HOLDER" shall have the meaning set forth in
        SECTION 2(a).

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

                  "TRIGGER DATE" shall have the meaning set forth in the Certificate of Designations for the Series B-1 Convertible Cumulative Preferred Stock




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



                  "WARRANTS" shall mean the warrants to purchase shares of Common Stock issued pursuant to the Stock Purchase Agreement or the Letter Agreement.

2.       INCIDENTAL REGISTRATIONS.

         (a) RIGHT TO INCLUDE REGISTRABLE SHARES. Subject to SECTION 2(b), each time the Company shall determine to file a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any equity securities (other than (i) debt securities which are convertible into equity securities and (ii) shares of Common Stock (A) to be issued solely in connection with the acquisition of any Person or the assets of any Person, (B) issuable upon the exercise of grants under stock-based incentive plans, or (C) issuable pursuant to employee benefits plans) either by it or by any holders of its outstanding equity securities (a "REQUESTING HOLDER"), the Company will give prompt written notice of its determination to each Holder and of such Holder's rights under this SECTION 2(a), at least 21 days prior to the anticipated filing date of such registration statement. Upon the written request of each Holder made within 14 days after the receipt of any such notice from the Company (which request shall specify the Registrable Shares intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so timely requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Shares so to be registered; PROVIDED, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or the Requesting Holder, as applicable, shall determine for any reason not to proceed with the proposed registration of the securities to be sold by the Company or the Requesting Holder, as applicable, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten public offering, all Holders of Registrable Shares requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company or the Requesting Holder, as applicable, with such differences, including any with respect to indemnification, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this SECTION 2(a) involves an underwritten public offering, any Holder of Registrable Shares requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this SECTION 2(a) shall relieve the Company of its obligations to effect registrations upon request pursuant to the terms and subject to the conditions of SECTION 4. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any registration statement pursuant to this SECTION 2 by giving written notice to the Company of its request to withdraw; PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Shares in the registration as to which such withdrawal has been made.

         (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this SECTION 2 involves an underwritten public offering and the managing underwriter or underwriters in its judgment advises the Company in writing that, in its opinion, the number of securities which the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company shall include in such registration (i) FIRST, if the registration pursuant to this SECTION 2 was initiated by Other Holders exercising demand registration rights, 100% of the securities such Other Holders propose to sell (except to the extent the terms of such Other Holders' registration rights provide otherwise); (ii) SECOND, 100% of the securities the Company proposes to sell for its own account, if any; (iii) THIRD, to the extent that the number of securities which such Other Holders exercising demand registration rights and the Company propose to sell is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Registrable Shares which the Holders have requested to be included in such registration and such number of securities which Other Holders have requested to be included in such registration, in each case pursuant to SECTION 2(a) or other piggyback or incidental registration rights and which, in the opinion of such managing underwriter or underwriters, can be sold without having the




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



adverse effect referred to above, such number of Registrable Shares and securities to be included on a pro rata basis among all requesting Holders and Other Holders on the basis of the relative number of shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by such Holders and Other Holders (PROVIDED, that if the number of Registrable Shares requested to be included in such registration by the Holders pursuant to
SECTION 2(a) and permitted to be included in such registration by the Holders pursuant to this SECTION 2(b) exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Shares to be included in such registration by the Holders shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Shares each such Holder has requested to be included in such registration); and (iv) FOURTH, to the extent that the number of securities which are to be included in such registration pursuant to clauses (i), (ii) and (iii) of this SECTION 2(b) is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities requested to be included in the offering for the account of any other Persons which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above, such number to be allocated pro rata among all holders of such other securities on the basis of the relative number of such other securities each other Person has requested to be included in such registration.

     3. HOLDBACK AGREEMENTS. (a) If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution (except in connection with such public offering), of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the 180-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter or underwriters of any such offering determines such action is necessary or desirable with respect to such offering, provided that each Holder has received the written notice required by
SECTION 2(a).

         (b) If any registration of Registrable Shares shall be in connection with any underwritten public offering, the Company agrees not to effect any public sale or distribution (except in connection with such public offering) of any of its equity securities or of any security convertible into or exchangeable or exercisable for any of its equity securities (in each case other than as part of such underwritten public offering) during the 180-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, and the Company also agrees to use its reasonable best efforts to cause each member of the management of the Corporation who holds any equity security and each other holder of 5% or more of the outstanding shares of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

    4.   REGISTRATION ON REQUEST.

         (a) REQUEST BY HOLDERS. From and after the earlier of (i) the Trigger Date and (ii) November 25, 2003 upon the written request of the Holder or Holders of at least 25% of the Registrable Shares that the Company effect the registration under the Securities Act of all or part of such Holder or Holders' Registrable Shares, and specifying the amount and intended method of disposition thereof, the Company will promptly give notice of such requested registration to all other Holders of Registrable Shares and, as expeditiously as practicable, use its reasonable best efforts to effect the registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested, and if the Company is then eligible to use such registration) of: (i) the Registrable Shares which the Company has been so requested to register by such Holder or Holders; and (ii) all other Registrable Shares which the Company has been requested to register by any other Holder thereof by written request received by the Company within 14 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Shares); PROVIDED, HOWEVER, that the Company shall not be required to effect more than one registration during any twelve-month period pursuant to this SECTION 4; PROVIDED, FURTHER, that the Company shall not be obligated to file a registration statement relating to a registration request under this SECTION 4 (other than on Form S-3 or any similar short-form registration statement) within a period of 180 days after the effective date of any other registration statement of the Company other than registration statements on Form S-3 (or any similar short-form registration statement) or any-successor or similar forms; PROVIDED, FURTHER, that in no event shall the Company be required to effect more than three registrations pursuant to this SECTION 4; PROVIDED, FURTHER, that the Company shall not be required to effect any registration if the Company determines that the aggregate offering value of all of the shares to be offered is not reasonably expected to equal at least (i) prior to the occurrence of a Trigger Date or after the Closing Date (as defined in the Stock Purchase Agreement), $75 million or (ii) after the occurrence of a Trigger Date but prior to the Closing Date, $15 million. Promptly after the expiration of the 14-day period referred to in clause (ii) above, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Shares requested to be included therein. The Holders initially requesting a registration pursuant to this SECTION 4(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request; PROVIDED, HOWEVER, that, in the event the Holders shall have made a written request for a demand registration (i) which is subsequently withdrawn by the Holders after the Company has filed a registration statement with the SEC in connection therewith but prior to such demand registration being declared effective by the SEC or (ii) which is not declared effective solely as a result of the failure of the Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC, then, in any such event, such demand registration shall be counted as a demand registration for purposes of this SECTION 4(a).

         (b) REGISTRATION STATEMENT FORM. If any registration requested pursuant to this SECTION 4 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter or underwriters shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

         (c) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this SECTION 4 will not be deemed to have been effected unless it has become effective under the Securities Act and, has remained effective for 180 days or such shorter period as all the Registrable Shares included in such registration have actually been sold thereunder. In addition, if within 90 days after it has become effective, the offering of Registrable Shares pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

         (d) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this SECTION 4 involves an underwritten public offering and the managing underwriter or underwriters in good faith advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Shares) exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company will include in such registration (i) FIRST, 100% of the Registrable Shares requested to be registered pursuant to SECTION 4(a) (provided that if the number of Registrable Shares requested to be registered pursuant to SECTION 4(a) exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Shares to be included in such registration by the Holders shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Shares each such Holder has requested to be included in such registration); (ii) SECOND, to the extent that the number of Registrable Shares requested to be registered pursuant to SECTION 4(a) is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of shares of equity securities the Company requests to be included in such registration; and (iii) THIRD, to the extent that the number of Registrable Shares requested to be included in such registration pursuant to SECTION 4(a) and the securities which the Company proposes to sell for its own account are, in the aggregate, less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities proposed to be sold by any other person which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above (provided that if the number of such securities of such other Persons requested to be registered exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such securities to be included in such registration pursuant to this




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SECTION 4(d) shall be allocated pro rata among all such other Persons on the basis of the relative number of securities each such Person has requested to be included in such registration).

         (e) ADDITIONAL RESTRICTIONS ON REGISTRATIONS. Not more than once in any twelve-month period, the Company may postpone for a reasonable period, not to exceed an aggregate of 90 days, the filing or the effectiveness of a registration statement pursuant to SECTION 4(a), if the Company determines reasonably and in good faith that such filing would have a material adverse effect on any proposal or plan by the Company to engage in any significant transaction, provided that in such event the Holders of Registrable Shares initially requesting such demand registration will be entitled to withdraw such request and, if such request is withdrawn, such demand registration will not count as a demand registration for purposes of SECTION 4(a). The Company may postpone for up to 45 days the filing or the effectiveness of a registration statement for a demand registration pursuant to SECTION 4(a) for the purpose of preparing audited financial statements, if such statements are required for the demand registration.

5.       REGISTRATION PROCEDURES.

         (a) If and whenever the Company is required by the provisions of
SECTION 2 or SECTION 4 to use its reasonable best efforts to effect or cause the registration of Registrable Shares, the Company shall as expeditiously as practicable:

          (i) prepare and, in any event within 60 days after the Company's receipt of a request for registration, file with the SEC a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective;

         (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith that the Company determines are necessary to keep such registration statement effective for a period not in excess of 180 days (PROVIDED, that such 180 day period shall not apply to any such registration statement filed pursuant to Rule 415 under the Securities Act,) and to comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all the securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement; PROVIDED, that (A) before filing a registration statement (including an initial filing) or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Shares covered by such registration statement copies of all documents proposed to be filed, and (B) the Company will notify each Holder of Registrable Shares covered by such registration statement of any stop order issued or threatened by the SEC, any other order suspending the use of any preliminary prospectus or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, and take all reasonable actions required to prevent the entry of such stop order, other order or suspension or to remove it if entered;

         (iii) furnish, without charge, to each Holder and each underwriter, if applicable, of Registrable Shares covered by such registration statement such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as each Holder of Registrable Shares covered by such registration statement may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder;

         (iv) use its reasonable best efforts to register or qualify such Registrable Shares covered by such registration statement under the state securities or blue sky laws of such jurisdictions as each Holder of Registrable Shares covered by such registration statement and, if applicable, each underwriter, may reasonably request, and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder, except



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     that the Company shall not for any purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified;

        (v) use its reasonable best efforts to cause such Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

        (vi) if at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, immediately give written notice thereof to each Holder and the managing underwriter or underwriters, if any, of such Registrable Shares and prepare and furnish to each such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vii) other than with respect to any Preferred Stock, (A) use its reasonable best efforts to list such Registrable Shares on any securities exchange on which similar securities of the Company are then listed (if any), and enter into customary agreements including a listing application in customary form, PROVIDED that the applicable listing requirements are satisfied or (B) if no similar securities are then so listed, use its reasonable best efforts to (1) cause all such Registrable Shares to be listed on a national securities exchange or (2) failing that, secure designation of all such Registrable Shares as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or (3) failing that, to secure NASDAQ authorization for shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

         (viii) provide a transfer agent and registrar for such Registrable Shares covered by such registration statement not later than the effective date of such registration statement;

         (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as each Holder of Registrable Shares being sold or the underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, including customary indemnification and opinions;

         (x) use its reasonable best efforts to obtain (A) a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters and (B) an opinion of counsel for the Company, as the Holders of at least 25% of the Registrable Shares being sold or the underwriters retained by such Holders shall reasonably request;

         (xi) make available for inspection by representatives of any Holder of Registrable Shares covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause all of the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by such Holders or any such representative, underwriter, attorney, accountant or agent in connection with such registration statement;




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



         (xii) deliver promptly to counsel for the Holders of Registrable Shares included in such registration statement and each underwriter, if any, participating in the offering of the Registrable Shares, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to such registration statement;

         (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of SECTION 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

         (xiv) other than with respect to any Preferred Stock, use its reasonable best efforts to obtain and provide a CUSIP number for all Registrable Shares not later than the effective date of such registration statement, and provide the applicable transfer agents with printed certificates for the Registrable Shares which are in a form eligible for deposit with the Depository Trust Company;

         (xv) notify counsel for the Holders of Registrable Shares included in such registration statement and the managing underwriter or underwriters, if any, immediately, and confirm the notice in writing, (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (B) of the receipt of any comments from the SEC, and (C) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information;

         (xvi) other than with respect to any Preferred Stock, cooperate with each seller of Registrable Shares and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NYSE;

         (xvii) other than with respect to any Preferred Stock, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Shares covered by the registration statement (including, without limitation, participation in "road shows") taking into account the Company's business needs; and

         (xviii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

         (b) Each Holder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in SECTION 5(a)(vi), such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such registration statement or related prospectus until such Holder's receipt of the copies of the supplemental or amended prospectus contemplated by SECTION 5(a)(vi), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in SECTION 5(a)(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
SECTION 5(a)(vi) and including the date when such Holder shall have received the copies of the supplemental or amended prospectus contemplated by SECTION 5(a)(vi). If for any other reason the effectiveness of any registration statement filed pursuant to SECTION 4 is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by SECTION 5(a)(ii) so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such registration statement may be recommenced.

         (c) Each Holder hereby agrees to provide the Company, upon receipt of its request, with such information about such Holder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law.

         (d) Notwithstanding anything in this Agreement to the contrary, the Company shall control any "road show" or presentations with respect to any offering of securities of the Company.

     6.  UNDERWRITTEN REGISTRATIONS. Subject to the provisions of SECTION 2,
SECTION 3 and SECTION 4, any of the Registrable Shares covered by a registration statement may be sold in an underwritten public offering at the discretion of the Holder thereof. In the case of an underwritten public offering pursuant to
SECTION 2, the managing underwriter or underwriters that will administer the offering shall be selected by the Company. In the case of any underwritten public offering pursuant to SECTION 4, the managing underwriter or underwriters that will administer the offering shall be selected by the Holders of a majority of the Registrable Shares to be registered, PROVIDED, that such underwriters are reasonably satisfactory to the Company.

     7.  EXPENSES.

         (a) The fees, costs and expenses of all registrations in accordance with SECTIONS 2 and SECTION 4 shall be borne by the Company, subject to the provisions of SECTION 7(b); PROVIDED, HOWEVER, that the Holder shall reimburse the Company for any fees, costs and expenses paid by the Company for any registration (i) which is subsequently withdrawn by the Holders after the Company has filed a registration statement with the SEC in connection therewith but prior to such registration being declared effective by the SEC or (ii) which is not declared effective solely as a result of the failure of the Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC.

         (b) The fees, costs and expenses of registration to be borne as provided in SECTION 7(a) shall include, without limitation, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all SEC and stock exchange registration and filing fees and expenses, reasonable fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules of the NASD, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters, if any, or for the selling Holders, in connection with blue sky qualifications of the Registrable Shares), printing expenses (including expenses of printing certificates for Registrable Shares and prospectuses), messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including, without limitation, expenses relating to "road shows" and other marketing activities), the reasonable fees of one counsel retained in connection with each such registration by the Holders of a majority of the Registrable Shares being registered (such counsel fees not to exceed $35,000 per registration), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by such Holders) (collectively, "REGISTRATION EXPENSES").

    8.   INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to SECTION 2 or
SECTION 4, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each of the Holders of any Registrable Shares covered by such registration statement, each affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, general and limited partners, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses

(including any amounts paid in any settlement effected with the Company's consent) to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such Holder furnished by such Holder to the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

         (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Shares in any registration statement filed in accordance with SECTION 2 or SECTION 4, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders of such Registrable Shares or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in SECTION 8(a)) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Holders of the Registrable Shares being registered or such underwriter furnished in writing to the Company by such Holders or such underwriter, or a document incorporated by reference into any of the foregoing; PROVIDED, that no such Holder shall be liable for any indemnity claims in excess of the amount of net proceeds received by such Holder from the sale of Registrable Shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons, and shall survive the transfer of such securities by such Holder.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this SECTION 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this SECTION 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the indemnified party shall have the right to employ counsel to represent the indemnified party and its respective controlling persons, directors, officers, general or limited partners, employees or agents who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against such indemnifying party under this SECTION 8 if (i) the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have promptly employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action or counsel, or (iii) any indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party or its respective controlling persons, directors, officers, employees or agents which are in conflict with or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of one firm of separate counsel for the indemnified party shall be paid by the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this SECTION 8 shall for any reason be unavailable to any indemnified party under SECTION 8(a) or SECTION 8(b) or is insufficient to hold it harmless in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party and indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party and indemnifying party with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Notwithstanding any other provision of this SECTION 8(d), no Holder of Registrable Shares shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Holder with respect to the sale of any such Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of SECTION 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this SECTION 8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         (f) NON-EXCLUSIVITY. The obligations of the parties under this SECTION 8 shall be in addition to any liability which any party may otherwise have to any other party.

     9. RULE 144. The Company covenants that it will use its reasonable best efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available such information), and it will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     10. SPECIFIC PERFORMANCE. The Company acknowledges that the rights granted to the Holders in this Agreement are of a special, unique and extraordinary character, and that any breach of this Agreement by the Company could not be compensated for by damages. Accordingly, if the Company breaches its obligations under this Agreement, the Holders shall be entitled, in addition to any other remedies that they may have, to enforcement of this Agreement by a decree of specific performance requiring the Company to fulfill its obligations under this Agreement.

     11. DEFAULTS. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

                           If to the Purchasers, to:

                           GS Capital Partners 2000, L.P.
                           GS Capital Partners 2000 Offshore, L.P.
                           GS Capital Partners 2000 GmbH & Co. Beteiligungs KG GS Capital Partners 2000 Employee Fund, L.P. Goldman Sachs Direct Investment Fund 2000, L.P.
                           85 Broad Street
                           New York, New York  10004
                           Phone:   (212) 902-1000
                           Fax:  (212) 357-5505
                           Attention:  Mr. Stuart Katz
                           Attention:  Ben Adler, Esq.

                           with a copy to (which shall not constitute notice):

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10014
                           Phone:   (212) 859-8000
                           Fax:     (212) 859-8586
                           Attention:       David N. Shine

                           If to the Company, to:

                           R.H. Donnelley Corporation
                           One Manhattanville Road
                           Purchase, NY  10577
                           Phone:   (914) 933-6769
                           Fax:     (914) 933-6844
                           Attention:       Robert J. Bush

                           with a copy to (which shall not constitute notice):

                           Jones, Day, Reavis & Pogue
                           901 Lakeside Avenue
                           Cleveland, Ohio  44114
                           Phone:   (216) 586-3939
                           Fax:     (216) 579-0212
                           Attention:       Thomas C. Daniels, Esq.

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     13. ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. This Agreement, the Stock Purchase Agreement, the Letter Agreement and the Certificate of Designations and the documents described herein and therein or attached or delivered pursuant hereto or thereto set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the Company and a majority of the Holders executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right. No investigation by the Purchasers of the Company prior to or after the date hereof shall stop or prevent the Purchasers from exercising any right hereunder or be deemed to be a waiver of any such right.

     14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same documents.

     15. GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State.

     16. SUCCESSORS AND ASSIGNS. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of a majority of the Holders. Any purported assignment in violation of this SECTION 16 shall be void. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, personal representatives and permitted assigns, whether so expressed or not. Subject to SECTION 17 hereof, if any Person shall acquire 5% or more of the Registrable Shares outstanding on the Issue Date, in any manner, whether by operation of law or otherwise, such transferee shall promptly notify the Company and such Registrable Shares acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Shares acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Shares, such Registrable Shares shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.

     17. TRANSFER OF CERTAIN RIGHTS. The rights granted to each Holder pursuant to this Agreement may be transferred by such Holder to any person or entity who acquires at least 5% of the Registrable Shares outstanding on the Issue Date; PROVIDED, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Any transferee (other than a Holder who is a party to this Agreement) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders of Registrable Shares under this Agreement to the same extent as if such transferee were a party hereto and shall at such time be entitled to all of the benefits to and subject to all of the obligations of a Holder. Notwithstanding anything to the contrary herein, any Holder may transfer rights granted to it hereunder to any Affiliate of such Holder to whom Registrable Shares are transferred and who delivers to the Company a written instrument in accordance with the second sentence of this SECTION 17 and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such Affiliate shall be deemed a Holder.

     18. NO INCONSISTENT AGREEMENTS. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, other than any customary lock-up agreement with the underwriters in connection with any offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period (not to exceed 180 days) following such offering. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement (insofar as they are applicable) with respect to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

     19. JURISDICTION. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this Agreement submits to the jurisdiction of those courts, including but not limited to the IN PERSONAM and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or FORUM NON CONVENIENS, the absence of IN PERSONAM or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with SECTION 12) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     20. CAPTIONS; REFERENCES. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to Sections and clauses in this Agreement refer to Sections and clauses of this Agreement.

     21. SEVERABILITY. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.


                                 R. H. DONNELLEY CORPORATION



                                 By:  /s/ Robert J. Bush
                                     ------------------------------------------
                                     Name:  Robert J. Bush
                                     Title:  Vice President and General Counsel


                                 GS CAPITAL PARTNERS 2000, L.P.
                                 By:  GS Advisors 2000, L.L.C.
                                      Its General Partner



                                 By:  /s/ John E. Bowman
                                      -----------------------------------------
                                      Name:  John E. Bowman
                                      Its:  Vice President


                                 GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.
                                 By:  GS Advisors 2000, L.L.C.
                                      Its General Partner



                                 By:  /s/ John E. Bowman
                                      ------------------------------------------
                                      Name:  John E. Bowman
                                      Its:  Vice President

                                 GS CAPITAL PARTNERS 2000 GmbH & CO.
                                 BETEILIGUNGS KG
                                 By:  Goldman Sachs Management GP GmbH
                                      Its General Partner



                                 By:  /s/ John E. Bowman
                                      -----------------------------------------
                                      Name:  John E. Bowman
                                      Its:  Managing Director


                                 GS CAPITAL PARTNERS 2000 EMPLOYEE
                                 FUND, L.P.
                                 By:  GS Employee Funds 2000 GP, L.L.C.
                                      Its General Partner



                                 By:  /s/ John E. Bowman
                                      -----------------------------------------
                                      Name:  John E. Bowman
                                      Its:  Vice President


                                 GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.
                                 By:  GS Employee Funds 2000 GP, L.L.C.
                                      Its General Partner



                                 By:  /s/ John E. Bowman
                                      -----------------------------------------
                                      Name:  John E. Bowman
                                      Its:  Vice President